SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 March 14, 2003



                                  CILCORP INC.
             (Exact name of registrant as specified in its charter)




           Illinois                     1-8946               37-1169387
 (State or other jurisdiction        (Commission          (I.R.S. Employer
      of incorporation)              File Number)         Identification No.)


                   300 Liberty Street, Peoria, Illinois 61602
              (Address of principal executive offices and Zip Code)



       Registrant's telephone number, including area code: (309) 677-5230


                         CENTRAL ILLINOIS LIGHT COMPANY
             (Exact name of registrant as specified in its charter)




           Illinois                     1-2732               37-0211050
 (State or other jurisdiction        (Commission          (I.R.S. Employer
      of incorporation)              File Number)         Identification No.)


                   300 Liberty Street, Peoria, Illinois 61602
              (Address of principal executive offices and Zip Code)



       Registrant's telephone number, including area code: (309) 677-5230

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On March 14, 2003, the Auditing Committees of CILCORP Inc. and Central Illinois Light Company (the "Registrants") dismissed Deloitte & Touche LLP ("Deloitte & Touche") as the Registrants' independent public accountants subject to completion of its services related to the audits of the fiscal year 2002 and engaged PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to serve as the Registrants' independent public accountants for the fiscal year 2003. The Registrants' Auditing Committees made this replacement because PricewaterhouseCoopers is serving as the independent public accountants for the Registrants' parent company, Ameren Corporation, for the fiscal year 2003.

     Deloitte & Touche's reports on the Registrants' consolidated financial statements for the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Registrants' two fiscal years ended December 31, 2001 and 2000 and the subsequent interim period through March 14, 2003, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Deloitte & Touche's satisfaction, would have caused it to make reference to the subject matter in connection with its reports on the Registrants' consolidated financial statements for such years, and there were no reportable events, as listed in Item 304(a) (1) (v) of Regulation S-K.

     The Registrants have provided Deloitte & Touche with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Deloitte & Touche's letter, dated March 20, 2003, stating its agreement with such statements.

     During the Registrants' two fiscal years ended December 31, 2002 and 2001 and the subsequent interim period through March 14, 2003, the Registrants did not consult PricewaterhouseCoopers regarding the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrants' consolidated financial statements, or any other matter or reportable event that would be required to be reported in this Current Report on Form 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits.

        Exhibit No.     Description
        -----------     -----------

        16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated March 20, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CILCORP INC.
                                             (Registrant)

                                    By   /s/ Warner L. Baxter
                                      ------------------------------
                                             Warner L. Baxter
                                      Senior Vice President, Finance
                                       (Principal Financial Officer)




                                    CENTRAL ILLINOIS LIGHT COMPANY
                                              (Registrant)

                                    By   /s/ Warner L. Baxter
                                      ------------------------------
                                             Warner L. Baxter
                                      Senior Vice President, Finance
                                       (Principal Financial Officer)

Date: March 20, 2003

                                  EXHIBIT INDEX


    EXHIBIT NO.                    DESCRIPTION
    -----------                    -----------
     16.1         -     Letter from  Deloitte & Touche LLP to the  Securities
                        and  Exchange Commission dated March 20, 2003.

                                                                   EXHIBIT 16.1


March 20, 2003



Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C.   20549

Dear Sirs/Madams:

We have read Item 4 of CILCORP's and Central Illinois Light Company's Form 8-K dated March 14, 2003, and have the following comments:

     1. We agree with the statements made in paragraphs two, three and four.

     2. We have no basis on which to agree or disagree with the statements made in the first and last paragraphs.


Yours truly,

/s/ Deloitte & Touche LLP
--------------------------
Deloitte & Touche LLP